UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22582

Western Asset Middle Market Income Fund Inc.,

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Gorge P. Hoyt.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2022

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2022

WESTERN ASSET

MIDDLE MARKET

INCOME FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund seeks capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”).

It is anticipated that the Fund will terminate on or before December 30, 2022.

II	Western Asset Middle Market Income Fund Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Middle Market Income Fund Inc. for the six-month reporting period ended October 31, 2022. Please read on for Fund performance information during the Fund’s reporting period.

Special shareholder notice

On November 14, 2022, the Fund announced that the scheduled termination of the Fund was expected to, and subsequently did, occur on December 14, 2022 (the “Termination Date”). Pursuant to the terms of the Fund’s prospectus, dated August 26, 2014, the Fund’s eight year expected term was scheduled to expire on or about December 30, 2022. Proceeds from the termination of the Fund will be paid to stockholders promptly after the Termination Date (the “Liquidating Payment”). The proportionate interests of stockholders in the assets of the Fund will be fixed on the basis of their respective holdings at the close of business on the Termination Date. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Western Asset Middle Market Income Fund Inc.	III

Letter from the chairman (cont’d)

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2022

IV	Western Asset Middle Market Income Fund Inc.

Performance review

For the six months ended October 31, 2022, Western Asset Middle Market Income Fund Inc. returned -4.80% based on its net asset value (“NAV”)i. The Fund’s unmanaged benchmark, the Bloomberg U.S. High Yield — 2% Issuer Cap Caa Component Indexii, returned -8.87% for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageiii returned -8.70% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the reporting period, the Fund made distributions to shareholders totaling $17.09 per share. As of October 31, 2022, the Fund estimates that 84.3% of the distributions were sourced from net investment income and 15.7% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV as of October 31, 2022. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2022 (unaudited)
Price Per Share	6-Month Total Return**
$561.09 (NAV)	-4.80%†

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total return is based on changes in NAV. Return reflects the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Return does not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the disposition of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

Looking for additional information?

The Fund’s daily NAV is available online under the symbol “XWMFX” on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV and other information.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.

Western Asset Middle Market Income Fund Inc.	V

Performance review (cont’d)

Thank you for your investment in Western Asset Middle Market Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2022

RISKS: The Fund is a non-diversified closed-end management investment company. An investment in the Fund involves a high degree of risk. The Fund should be considered an illiquid investment. This Fund is not publicly traded and is closed to new investors. The Fund does not intend to apply for an exchange listing, and it is highly unlikely that a secondary market will exist for the purchase and sale of the Fund’s shares. Investors could lose some or all of their investment. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment for investors who are prepared to hold the Fund’s Common Stock until the expiration of its term and is not a trading vehicle. Because the Fund is non-diversified, it may be more susceptible to economic, political, or regulatory events than a diversified fund. Fixed income securities are subject to numerous risks, including but not limited to, credit, inflation, income, prepayment, and interest rates risks. As interest rates rise, the value of fixed income securities falls. Middle market companies have additional risks due to their limited operating histories, limited financial resources, less predictable operating results, narrower product lines and other factors. Securities of middle market issuers are typically considered high-yield. High-yield fixed income securities of below investment-grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. High-yield bonds (“junk bonds”) are subject to higher credit risk and a greater risk of default. The Fund may invest all or a portion of its managed assets in illiquid securities. The Fund may make significant investments in securities for which there are no observable market prices. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are greater in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Leverage may result in greater volatility of the net asset value of common shares and increases a shareholder’s risk of loss. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Distributions are not guaranteed and are subject to change. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers.

VI	Western Asset Middle Market Income Fund Inc.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii

The Bloomberg U.S. High Yield — 2% Issuer Cap Caa Component is an index of the 2% Issuer Cap Caa component of the Bloomberg U.S. High Yield Index, which covers the U.S. dollar denominated, noninvestment grade, fixed-rate, taxable corporate bond market.

iii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 38 funds in the Fund’s Lipper category.

Western Asset Middle Market Income Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2022 and April 31, 2022. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	1

Schedule of investments (unaudited)

October 31, 2022

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 49.2%
Communication Services — 5.4%
Entertainment — 0.7%
Allen Media LLC/Allen Media Co-Issuer Inc., Senior Notes	10.500%	2/15/28	$1,390,000	$566,696	(a)
Media — 1.4%
DISH DBS Corp., Senior Notes	7.750%	7/1/26	1,000,000	845,645
Urban One Inc., Senior Secured Notes	7.375%	2/1/28	220,000	192,773	(a)
Total Media				1,038,418
Wireless Telecommunication Services — 3.3%
Sprint Corp., Senior Notes	7.875%	9/15/23	2,520,000	2,564,712
Total Communication Services				4,169,826
Consumer Discretionary — 11.8%
Auto Components — 1.2%
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	1,000,000	921,450
Distributors — 1.4%
Accelerate360 Holdings LLC, Secured Notes	8.000%	3/1/28	485,100	518,890	(a)
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	494,159	550,987	(a)(b)
Total Distributors				1,069,877
Diversified Consumer Services — 1.4%
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	1,270,000	1,077,957	(a)
Hotels, Restaurants & Leisure — 4.7%
Carnival Corp., Senior Notes	7.625%	3/1/26	150,000	113,044	(a)
CCM Merger Inc., Senior Notes	6.375%	5/1/26	2,000,000	1,827,344	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	2,020,000	1,760,369	(a)
Total Hotels, Restaurants & Leisure				3,700,757
Household Durables — 0.8%
New Home Co. Inc., Senior Notes	7.250%	10/15/25	820,000	636,218	(a)
Specialty Retail — 2.3%
Bath & Body Works Inc., Senior Notes	6.625%	10/1/30	1,000,000	897,100	(a)
Guitar Center Inc., Senior Secured Notes	8.500%	1/15/26	1,000,000	875,777	(a)
Total Specialty Retail				1,772,877
Total Consumer Discretionary				9,179,136
Consumer Staples — 1.1%
Food Products — 1.1%
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	1,000,000	866,840

See Notes to Financial Statements.

2	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Energy — 11.0%
Energy Equipment & Services — 1.4%
Sunnova Energy Corp., Senior Notes	5.875%	9/1/26	$1,260,000	$1,110,760	(a)
Oil, Gas & Consumable Fuels — 9.6%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Senior Notes	5.750%	1/15/28	1,990,000	1,879,276	(a)
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	1,500,000	1,344,690	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	490,000	485,017	(a)
Chesapeake Energy Corp., Senior Notes	5.500%	2/1/26	50,000	48,540	(a)
CrownRock LP/CrownRock Finance Inc., Senior Notes	5.000%	5/1/29	1,010,000	918,955	(a)
EnLink Midstream LLC, Senior Notes	5.625%	1/15/28	170,000	163,182	(a)
EQM Midstream Partners LP, Senior Notes	7.500%	6/1/30	450,000	438,233	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	5.000%	2/1/28	1,000,000	905,235	(a)
MEG Energy Corp., Senior Notes	7.125%	2/1/27	700,000	713,321	(a)
Range Resources Corp., Senior Notes	4.750%	2/15/30	350,000	309,909	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Secured Notes	8.500%	10/15/26	200,000	192,244	(a)
Total Oil, Gas & Consumable Fuels				7,398,602
Total Energy				8,509,362
Health Care — 1.1%
Health Care Providers & Services — 1.1%
Cano Health LLC, Senior Notes	6.250%	10/1/28	330,000	265,512	(a)
U.S. Renal Care Inc., Senior Notes	10.625%	7/15/27	1,500,000	606,759	(a)
Total Health Care				872,271
Industrials — 14.1%
Airlines — 1.2%
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	1,000,000	930,952	(a)
Building Products — 0.5%
CP Atlas Buyer Inc., Senior Notes	7.000%	12/1/28	540,000	389,586	(a)
Commercial Services & Supplies — 2.5%
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	2,090,000	1,936,897	(a)
Construction & Engineering — 3.1%
Brundage-Bone Concrete Pumping Holdings Inc., Secured Notes	6.000%	2/1/26	620,000	562,048	(a)

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

October 31, 2022

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Construction & Engineering — continued
Empire Communities Corp., Senior Notes	7.000%	12/15/25	$1,120,000	$966,987	(a)
VM Consolidated Inc., Senior Notes	5.500%	4/15/29	1,000,000	874,300	(a)
Total Construction & Engineering				2,403,335
Machinery — 2.0%
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	720,000	674,039
TriMas Corp., Senior Notes	4.125%	4/15/29	1,000,000	860,340	(a)
Total Machinery				1,534,379
Professional Services — 0.5%
ZipRecruiter Inc., Senior Notes	5.000%	1/15/30	460,000	377,062	(a)
Trading Companies & Distributors — 3.3%
Alta Equipment Group Inc., Secured Notes	5.625%	4/15/26	1,890,000	1,635,322	(a)
Foundation Building Materials Inc., Senior Notes	6.000%	3/1/29	200,000	138,467	(a)
United Rentals North America Inc., Senior Notes	3.875%	2/15/31	1,000,000	830,390
Total Trading Companies & Distributors				2,604,179
Transportation Infrastructure — 1.0%
Carriage Purchaser Inc., Senior Notes	7.875%	10/15/29	1,000,000	746,054	(a)
Total Industrials				10,922,444
Information Technology — 1.5%
IT Services — 0.6%
CPI CG Inc., Senior Secured Notes	8.625%	3/15/26	468,000	444,709	(a)
Software — 0.9%
Black Knight InfoServ LLC, Senior Notes	3.625%	9/1/28	320,000	278,800	(a)
Crowdstrike Holdings Inc., Senior Notes	3.000%	2/15/29	530,000	448,042
Total Software				726,842
Total Information Technology				1,171,551
Real Estate — 3.2%
Real Estate Management & Development — 3.2%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	3,030,000	2,513,542	(a)
Total Corporate Bonds & Notes (Cost — $44,801,989)				38,204,972
Senior Loans — 32.6%
Communication Services — 1.6%
Entertainment — 1.6%
Allen Media LLC, Term Loan B (3 mo. Term SOFR + 5.650%)	9.203%	2/10/27	1,462,263	1,244,752	(c)(d)(e)

See Notes to Financial Statements.

4	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Consumer Discretionary — 7.2%
Auto Components — 1.2%
Autokiniton US Holdings Inc., Closing Date Term Loan B (1 mo. USD LIBOR + 4.500%)	7.800%	4/6/28	$987,500	$925,988	(c)(d)(e)
Automobiles — 0.2%
American Trailer World Corp., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.750%)	7.579%	3/3/28	168,827	153,823	(c)(d)(e)
Diversified Consumer Services — 1.3%
Lakeshore Learning Materials, Initial Term Loan (1 mo. USD LIBOR + 3.500%)	6.686%	9/29/28	992,500	961,484	(c)(d)(e)
Hotels, Restaurants & Leisure — 1.2%
Pacific Bells LLC, Initial Term Loan (3 mo. Term SOFR + 4.500%)	8.315%	11/10/28	992,577	923,097	(c)(d)(e)(f)
Specialty Retail — 3.3%
ALCV Purchaser Inc., Initial Term Loan (3 mo. USD LIBOR + 6.750%)	9.747%	4/15/26	750,000	716,250	(c)(d)(e)(f)
LS Group OpCo Acquisition LLC, Initial Term Loan (3 mo. USD LIBOR + 3.250%)	6.580%	11/2/27	982,500	956,710	(c)(d)(e)
Rent-A-Center Inc., Term Loan B2 (3 mo. USD LIBOR + 3.250%)	7.688%	2/17/28	992,444	916,923	(c)(d)(e)
Total Specialty Retail				2,589,883
Total Consumer Discretionary				5,554,275
Consumer Staples — 2.8%
Food Products — 2.8%
8th Avenue Food & Provisions Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.750%)	11.504%	10/1/26	2,720,000	2,199,800	(c)(d)(e)(f)
Financials — 3.8%
Capital Markets — 1.2%
Cowen Inc., Initial Term Loan (3 mo. USD LIBOR + 3.250%)	7.433%	3/24/28	982,500	979,435	(c)(d)(e)
Insurance — 1.4%
AIS Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 5.000%)	9.415%	8/15/25	20,875	20,249	(c)(d)(e)(f)
Baldwin Risk Partners LLC, Term Loan B1 (1 mo. USD LIBOR + 3.500%)	6.814%	10/14/27	1,080,806	1,039,378	(c)(d)(e)
Total Insurance				1,059,627

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2022

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Mortgage Real Estate Investment Trusts (REITs) — 1.2%
Apollo Commercial Real Estate Finance Inc., Term Loan B1 (1 mo. USD LIBOR + 3.500%)	7.076%	3/11/28	$985,000	$945,600	(c)(d)(e)(f)
Total Financials				2,984,662
Health Care — 3.7%
Health Care Providers & Services — 2.6%
Agiliti Health Inc., Term Loan (1 mo. USD LIBOR + 2.750%)	5.938%	1/4/26	367,691	362,176	(c)(d)(e)(f)
EyeCare Partners LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	7.424%	2/18/27	1,855,398	1,640,478	(c)(d)(e)
Total Health Care Providers & Services				2,002,654
Health Care Technology — 1.1%
Virgin Pulse Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.000%)	7.754%	4/6/28	990,000	870,952	(c)(d)(e)
Total Health Care				2,873,606
Industrials — 2.3%
Aerospace & Defense — 0.5%
WP CPP Holdings LLC, First Lien Initial Term Loan (3 mo. USD LIBOR + 3.750%)	7.510- 8.170%	4/30/25	487,843	419,545	(c)(d)(e)(f)
Building Products — 0.6%
CP Atlas Buyer Inc., Term Loan B (1 mo. USD LIBOR + 3.750%)	7.254%	11/23/27	536,371	455,020	(c)(d)(e)
Commercial Services & Supplies — 1.2%
LTR Intermediate Holdings Inc., Initial Term Loan (3 mo. USD LIBOR + 4.500%)	8.174%	5/5/28	987,500	901,094	(c)(d)(e)
Mister Car Wash Holdings Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 3.000%)	6.754%	5/14/26	29,478	28,851	(c)(d)(e)
Total Commercial Services & Supplies				929,945
Total Industrials				1,804,510
Information Technology — 10.6%
IT Services — 6.0%
Access CIG LLC, Second Lien Initial Term Loan (3 mo. USD LIBOR + 7.750%)	10.820%	2/27/26	1,970,984	1,872,435	(c)(d)(e)
Project Alpha Intermediate Holding Inc., Refinancing Term Loan (1 mo. USD LIBOR + 4.000%)	7.760%	4/26/24	2,876,680	2,804,159	(c)(d)(e)
Total IT Services				4,676,594

See Notes to Financial Statements.

6	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

Western Asset Middle Market Income Fund Inc.

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Software — 4.6%
DCert Buyer Inc., First Lien Initial Term Loan (3 mo. Term SOFR + 4.000%)	6.903%	10/16/26	$1,979,250	$1,910,797	(c)(d)(e)
Symplr Software Inc., First Lien Term Loan (1 mo. Term SOFR + 4.500%)	7.634%	12/22/27	1,723,750	1,615,292	(c)(d)(e)
Total Software				3,526,089
Total Information Technology				8,202,683
Materials — 0.6%
Paper & Forest Products — 0.6%
Mativ Holdings Inc., Term Loan B (1 mo. USD LIBOR + 3.750%)	7.563%	4/20/28	493,750	463,508	(c)(d)(e)
Total Senior Loans (Cost — $27,270,385)				25,327,796

			Shares
Preferred Stocks — 0.4%
Financials — 0.4%
Capital Markets — 0.4%
B Riley Financial Inc. (Cost — $432,225)	6.000%		17,289	318,464
Total Investments before Short-Term Investments (Cost — $72,504,599)				63,851,232
Short-Term Investments — 14.0%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $10,850,715)	2.996%		10,850,715	10,850,715	(g)(h)
Total Investments — 96.2% (Cost — $83,355,314)				74,701,947
Other Assets in Excess of Liabilities — 3.8%				2,917,657
Total Net Assets — 100.0%				$77,619,604

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2022

Western Asset Middle Market Income Fund Inc.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(d)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(f)	Security is valued using significant unobservable inputs (Note 1).

(g)	Rate shown is one-day yield as of the end of the reporting period.

(h)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2022, the total market value of investments in Affiliated Companies was $10,850,715 and the cost was $10,850,715 (Note 7).

Abbreviation(s) used in this schedule:

CPI	— Consumer Price Index

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

See Notes to Financial Statements.

8	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

Statement of assets and liabilities (unaudited)

October 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $72,504,599)	$63,851,232
Investments in affiliated securities, at value (Cost — $10,850,715)	10,850,715
Receivable for securities sold	2,200,215
Interest receivable	971,276
Dividends receivable from affiliated investments	25,297
Prepaid expenses	486
Total Assets	77,899,221

Liabilities:
Investment management fee payable	83,716
Due to custodian	61,968
Audit and tax fees payable	38,771
Interest expense payable	27,647
Fund accounting fees payable	25,114
Transfer agent fees payable	22,758
Directors’ fees payable	2,736
Accrued expenses	16,907
Total Liabilities	279,617
Total Net Assets	$77,619,604

Net Assets:
Par value ($0.001 par value; 138,336 shares issued and outstanding; 100,000,000 shares authorized)	$138
Paid-in capital in excess of par value	192,964,395
Total distributable earnings (loss)	(115,344,929)
Total Net Assets	$77,619,604

Shares Outstanding	138,336

Net Asset Value	$561.09

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	9

Statement of operations (unaudited)

For the Six Months Ended October 31, 2022

Investment Income:
Interest	$3,105,916
Dividends from unaffiliated investments	189,099
Dividends from affiliated investments	74,217
Total Investment Income	3,369,232

Expenses:
Investment management fee (Note 2)	591,297
Interest expense (Note 6)	138,716
Transfer agent fees	45,941
Audit and tax fees	37,795
Fund accounting fees	36,315
Commitment fees (Note 6)	29,612
Legal fees	25,134
Directors’ fees	16,549
Shareholder reports	15,726
Custody fees	282
Insurance	144
Miscellaneous expenses	7,494
Total Expenses	945,005
Less: Fee waivers and/or expense reimbursements (Note 2)	(50,317)
Net Expenses	894,688
Net Investment Income	2,474,544

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Unaffiliated Investment Transactions	(4,785,387)
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	(2,039,314)
Net Loss on Investments	(6,824,701)
Decrease in Net Assets From Operations	$(4,350,157)

See Notes to Financial Statements.

10	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended October 31, 2022 (unaudited) and the Year Ended April 30, 2022	October 31	April 30

Operations:
Net investment income	$2,474,544	$5,706,093
Net realized loss	(4,785,387)	(609,124)
Change in net unrealized appreciation (depreciation)	(2,039,314)	(3,705,282)
Increase (Decrease) in Net Assets From Operations	(4,350,157)	1,391,687

Distributions to Shareholders From (Note 1):
Total distributable earnings	(2,485,467)	(5,702,945)
Decrease in Net Assets From Distributions to Shareholders	(2,485,467)	(5,702,945)

Fund Share Transactions:
Reinvestment of distributions (446 and 945 shares issued, respectively)	248,263	601,371
Cost of shares repurchased through tender offer (10,188 and 29,831 shares repurchased, respectively)	(5,725,974)	(18,969,476)
Decrease in Net Assets From Fund Share Transactions	(5,477,711)	(18,368,105)
Decrease in Net Assets	(12,313,335)	(22,679,363)

Net Assets:
Beginning of period	89,932,939	112,612,302
End of period	$77,619,604	$89,932,939

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	11

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2022

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(4,350,157)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(1,438,966)
Sales of portfolio securities	25,235,785
Net purchases, sales and maturities of short-term investments	(8,029,869)
Payment-in-kind	(23,531)
Net amortization of premium (accretion of discount)	(31,569)
Decrease in receivable for securities sold	620,090
Decrease in interest receivable	156,185
Increase in prepaid expenses	(470)
Increase in dividends receivable from affiliated investments	(24,238)
Decrease in investment management fee payable	(16,388)
Increase in Directors’ fees payable	705
Increase in interest expense payable	13,786
Increase in audit and tax fees payable	38,771
Increase in fund accounting fees payable	25,114
Increase in transfer agent fees payable	22,758
Decrease in accrued expenses	(74,067)
Net realized loss on investments	4,785,387
Change in net unrealized appreciation (depreciation) of investments	2,039,314
Net Cash Provided in Operating Activities*	18,948,640

Cash Flows from Financing Activities:
Distributions paid on common stock	(2,237,204)
Repayment of loan facility borrowings	(11,000,000)
Increase in due to custodian	14,538
Payment for shares repurchased through tender offer	(5,725,974)
Net Cash Used by Financing Activities	(18,948,640)
Cash and restricted cash at beginning of period	—
Cash and restricted cash at end of period	—

*	Included in operating expenses is cash of $154,542 paid for interest on borrowings.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

October 31, 2022
Cash	—
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	—

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$248,263

See Notes to Financial Statements.

12	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2022[1,2]	2022[1]	2021[1]	2020[1]	2019[1]	2018[1]

Net asset value, beginning of period	$607.33	$636.36	$527.84	$749.94	$759.44	$799.71

Income (loss) from operations:
Net investment income	17.18	34.86	37.49	60.08	68.47	76.58
Net realized and unrealized gain (loss)	(46.33)	(29.56)	110.00	(222.12)	(8.83)	(38.51)
Total income (loss) from operations	(29.15)	5.30	147.49	(162.04)	59.64	38.07

Less distributions from:
Net investment income	(17.09) [3]	(34.33)	(38.93)	(60.06)	(69.14)	(78.34)
Return of capital	—	—	(0.12)	—	—	—
Total distributions	(17.09)	(34.33)	(39.05)	(60.06)	(69.14)	(78.34)
Capital contributions	—	—	0.08 [4]	—	—	—

Net asset value, end of period	$561.09	$607.33	$636.36	$527.84	$749.94	$759.44
Total return, based on NAV[5]	(4.80)%	0.73%	28.73%[6]	(22.94)%	8.20%	5.04%

Net assets, end of period (000s)	$77,620	$89,933	$112,612	$106,893	$173,331	$198,323

Ratios to average net assets:
Gross expenses	2.25%[7]	2.09%	1.83%	2.31%	2.29%	2.36%
Net expenses[8]	2.13 [7,9]	1.97 [9]	1.72	2.18	2.17	2.23
Net investment income	5.90 [7]	5.45	6.29	8.56	8.98	9.81

Portfolio turnover rate	2%	14%	62%	56%	28%	32%

Supplemental data:
Loan Outstanding, End of Period (000s)	—	$11,000	$25,000	$30,300	$23,300	$47,400
Asset Coverage Ratio for Loan Outstanding[10]	—	918%	550%	453%	844%	518%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[10]	—	$9,176	$5,504	$4,528	$8,439	$5,184
Weighted Average Loan (000s)	$11,000	$23,014	$16,859	$31,672	$36,567	$58,175
Weighted Average Interest Rate on Loan	2.58%	0.88%	0.87%	2.46%	3.00%	2.08%

See Notes to Financial Statements.

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	13

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2022 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]	Reimbursement from fund accounting agent for NAV error.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Includes the effect of a capital contribution. Absent the capital contribution, the total return would have been unchanged.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[10]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

14	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Middle Market Income Fund Inc. (the “Fund”) was incorporated in Maryland on June 29, 2011 and is registered as a non-diversified, limited-term closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 26, 2014. The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its managed assets (the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding) in securities, including loans, issued by middle market companies. For investment purposes, “middle market” refers to companies with annual revenues of between $100 million and $1 billion at the time of investment by the Fund. Securities of middle market issuers are typically considered below investment grade (also commonly referred to as “junk bonds”). It is anticipated that the Fund will terminate on or before December 30, 2022. Upon its termination, it is anticipated that the Fund will have distributed substantially all of its net assets to stockholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services - Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m.

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

(Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Pursuant to policies adopted by the Board of Directors, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

16	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$38,204,972	—	$38,204,972
Senior Loans:
Consumer Discretionary	—	3,914,928	$1,639,347	5,554,275
Consumer Staples	—	—	2,199,800	2,199,800
Financials	—	2,018,813	965,849	2,984,662
Health Care	—	2,511,430	362,176	2,873,606
Industrials	—	1,384,965	419,545	1,804,510
Other Senior Loans	—	9,910,943	—	9,910,943
Preferred Stocks	$318,464	—	—	318,464
Total Long-Term Investments	318,464	57,946,051	5,586,717	63,851,232
Short-Term Investments†	10,850,715	—	—	10,850,715
Total Investments	$11,169,179	$57,946,051	$5,586,717	$74,701,947

†	See Schedule of Investments for additional detailed categorizations.

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of April 30, 2022		Accrued premiums/ discounts	Realized gain (loss)[1]	Change in unrealized appreciation (depreciation)[2]	Purchases
Corporate Bonds & Notes:
Financials	$936,380		—	$(120,170)	$63,620	—
Information Technology	0	*	—	(4,137,184)	4,137,184	—
Senior Loans:
Consumer Discretionary	1,795,294		$1,630	778	(90,907)	$10,206
Consumer Staples	—		—	—	—	—
Financials	980,100		677	22,967	(32,895)	—
Health Care	366,824		2,464	95	(5,302)	—
Industrials	—		—	—	—	—
Total	$4,078,598		$4,771	$(4,233,514)	$4,071,700	$10,206

Investments in Securities (cont’d)	Sales	Transfers into Level 3[3]	Transfers out of Level 3	Balance as of October 31, 2022	Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2022[2]
Corporate Bonds & Notes:
Financials	$(879,830)	—	—	—	—
Information Technology	—	—	—	—	—
Senior Loans:
Consumer Discretionary	(77,654)	—	—	$1,639,347	$(90,951)
Consumer Staples	—	$2,199,800	—	2,199,800	—
Financials	(5,000)	—	—	965,849	(32,895)
Health Care	(1,905)	—	—	362,176	(5,302)
Industrials	—	419,545	—	419,545	—
Total	$(964,389)	$2,619,345	—	$5,586,717	$(129,148)

18	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]

Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable input in the valuation obtained from independent third party pricing services or broker/dealer quotations.

(b) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(c) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer

20	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan”) serve as additional subadvisers to the Fund, pursuant to separate subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Asset Singapore and Western Asset Japan are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily managed assets, which are net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited, Western Asset Singapore and Western Asset Japan provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset monthly 90% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Asset Singapore and Western Asset Japan a fee for their services at no additional expense to the Fund. Western Asset pays each of Western Asset Limited, Western Asset Singapore and Western Asset Japan a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Effective December 1, 2016, LMPFA implemented a voluntary investment management fee waiver of 0.10% that will continue until December 30, 2022.

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

During the six months ended October 31, 2022, fees waived and/or expenses reimbursed amounted to $50,317, which included an affiliated money market fund waiver of $3,012.

All officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$1,438,966
Sales	25,235,785

22	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

At October 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$83,355,314	$212,218	$(8,865,585)	$(8,653,367)

4. Derivative instruments and hedging activities

During the six months ended October 31, 2022, the Fund did not invest in derivative instruments.

5. Tender offers

On July 29, 2022, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding common stock (“Shares”). The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding Shares without amending or extending the offer (the “Additional Shares”). The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on September 2, 2022 and expired on October 4, 2022. On October 6, 2022, the Fund announced the final results of the tender offer. A total of 9,498 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 3,577, the tender offer was oversubscribed. Additional Shares of 1,429 were also accepted for purchase by the Fund. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding any odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 49.8% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $562.55 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 4, 2022. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On May 12, 2022, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding common stock (“Shares”). The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding Shares without amending or extending the offer (the “Additional Shares”). The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on June 1, 2022 and expired on June 30, 2022. On July 5, 2022, the Fund announced the final results of the tender offer. A total of 9,170 Shares were duly tendered

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

and not withdrawn. Because the number of Shares tendered exceeded 3,701, the tender offer was oversubscribed. Additional Shares of 1,481 were also accepted for purchase by the Fund. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding any odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 52.4% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $561.53 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on June 30, 2022. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On February 11, 2022, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding common stock (“Shares”). The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding Shares without amending or extending the offer (the “Additional Shares”). The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on March 4, 2022 and expired on April 4, 2022. On April 7, 2022, the Fund announced the final results of the tender offer. A total of 13,445 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 3,871, the tender offer was oversubscribed. Additional Shares of 3,097 were also accepted for purchase by the Fund. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding any odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 47.4% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $618.94 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on April 4, 2022. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On November 11, 2021, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding common stock (“Shares”). The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding Shares without amending or extending the offer (the “Additional Shares”). The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on December 3, 2021 and expired on January 5, 2022. On January 7, 2022, the Fund announced the final results of the tender offer. A total of 15,990 Shares were duly

24	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

tendered and not withdrawn. Because the number of Shares tendered exceeded 4,047, the tender offer was oversubscribed. Additional Shares of 3,237 were also accepted for purchase by the Fund. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding any odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 41.6% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $639.78 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on January 5, 2022. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On July 30, 2021, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding common stock (“Shares”). The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding shares without amending or extending the offer (the “Additional Shares”). The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on September 3, 2021 and expired on October 4, 2021. On October 6, 2021, the Fund announced the final results of the tender offer. A total of 14,741 Shares were duly tendered and not withdrawn. Because the number of Shares tendered exceeded 4,231 Shares, including Additional Shares of 3,386 accepted for purchase by the Fund, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding an odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 49.2% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $641.30 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on October 4, 2021. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

On May 13, 2021, the Fund announced that the Fund’s Board of Directors had approved a tender offer to purchase for cash up to 2.5% of the Fund’s outstanding Shares. The Fund also reserved the right to purchase up to an additional 2% of the Fund’s outstanding shares without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s net asset value per Share of the Fund’s Shares on the day on which the tender offer expired. The tender offer commenced on June 2, 2021 and expired on July 1, 2021. On July 6, 2021, the Fund announced the final results of the tender offer. A total of 17,522 Shares were duly tendered and not withdrawn. Because the number of Shares tendered

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

exceeded 4,424 Shares, including Additional Shares of 3,538 accepted for purchase by the Fund, the tender offer was oversubscribed. Therefore, in accordance with the terms and conditions specified in the tender offer, the Fund purchased Shares from all tendering stockholders on a pro rata basis, excluding an odd lot transactions and disregarding fractions. Accordingly, on a pro rata basis, approximately 44% of Shares for each stockholder who properly tendered Shares were accepted for payment. The purchase price of properly tendered Shares was $642.02 per Share, equal to the Fund’s per Share net asset value as of the close of the regular trading session of the New York Stock Exchange on July 1, 2021. Shares repurchased and the corresponding dollar amount are included on the Statement of Changes. Shares that were tendered but not accepted for payment and Shares that were not tendered will remain outstanding.

6. Loan

On May 11, 2022, the Fund entered into a Master Margin Loan Agreement (the “BNYM Credit Agreement”) with The Bank of New York Mellon, as lender (“BNYM”). The BNYM Credit Agreement provided for borrowings in an aggregate principal amount of up to $35,000,000, subject to the terms and conditions therein. On October 28, 2022, the BNYM Credit Agreement was terminated at the Fund’s request in anticipation of the Fund’s scheduled termination on or about December 30, 2022. Each loan under the BNYM Credit Agreement constituted an open commitment by BNYM terminable upon 180 days’ notice by the Fund or BNYM. The Fund paid interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate is a volume weighted median measure of U.S. dollar funding costs for U.S. based banks calculated using both federal funds transactions and overnight Eurodollar time deposits. The Fund paid a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25% except that no commitment fee accrued when the aggregate outstanding balance of the loan was equal to or greater than 75% of the margin loan commitment amount. To the extent of the borrowing outstanding, the Fund was required to maintain collateral in a special custody account at the Fund’s custodian on behalf of BNYM. The BNYM Credit Agreement contained certain covenants that, among other things, may have limited the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and required asset coverage ratios in addition to those required by the 1940 Act. Interest expense related to the loan for the six months ended October 31, 2022 was $138,716. For the six months ended October 31, 2022, the Fund had an average daily loan balance outstanding of $11,000,000 and the weighted average interest rate was 2.58%. At October 31, 2022, the Fund did not have any borrowings outstanding pursuant to the BNYM Credit Agreement. Prior to May 11, 2022, the Fund was a party to Credit Agreement between Pershing LLC and the Fund, amended pursuant to a Consent and Amendment Agreement dated March 14, 2022, transferring Pershing LLC’s interest to BNYM (the “Prior Credit Agreement”). The Prior Credit Agreement allowed the

26	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

Fund to borrow up to an aggregate amount to $136,000,000, subject to approval by BNYM. The Prior Credit Agreement terminated effective May 11, 2022.

7. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the six months ended October 31, 2022. The following transactions were effected in such company for the six months ended October 31, 2022.

	Affiliate Value at April 30,	Purchased		Sold
	2022	Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$2,820,845	$25,540,287	25,540,287	$17,510,417	17,510,417

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at October 31, 2022
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$74,217	—	$10,850,715

8. Deferred capital losses

As of April 30, 2022, the Fund had deferred capital losses of $101,913,831, which have no expiration date, that will be available to offset future taxable capital gains.

9. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

10. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Directors.

11. Subsequent event

On November 14, 2022, the Fund announced that the scheduled termination of the Fund was expected to, and subsequently did, occur on December 14, 2022 (the “Termination Date”). Proceeds from the termination of the Fund were paid to stockholders on December 21, 2022. The proportionate interests of stockholders in the assets of the Fund were fixed on the basis of their respective holdings at the close of business on the Termination Date. The Fund’s liquidating distribution was $551.9832 per share.

28	Western Asset Middle Market Income Fund Inc. 2022 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Middle Market Income Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management agreement (the “Management Agreement”) between the Fund and the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) and Western Asset Management Company Ltd (“Western Asset Japan,” and together with Western Asset, Western Asset London and Western Asset Singapore, collectively, the “Sub-Advisers”), with respect to the Fund.

At an in-person meeting (the “Contract Renewal Meeting”) held on May 10-11, 2022, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period. To assist in its consideration of the renewal of each of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered extensive information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s purview (the “Franklin Templeton/Legg Mason Closed-end Funds”), certain portions of which are discussed below.

A presentation made by the Manager and the Sub-Advisers to the Board at the Contract Renewal Meeting in connection with the Board’s evaluation of each of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Franklin Templeton/Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and experience gained as members of the Boards of the Fund and other Franklin Templeton/Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers. The information received and considered by the Board (including its various committees) in conjunction with the Contract Renewal Meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during each of those years.

Western Asset Middle Market Income Fund Inc.	29

Board approval of management and subadvisory agreements (unaudited) (cont’d)

At a meeting held by videoconference on April 19, 2022, the Independent Directors, in preparation for the Contract Renewal Meeting, met in a private session with their independent legal counsel to review the Contract Renewal Information regarding the Franklin Templeton/Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or the Sub-Advisers participated in this meeting. Following the April 19, 2022 meeting, the Independent Directors submitted certain questions and requests for additional information to Fund management. The Independent Directors also met in private sessions with their independent legal counsel to consider the Contract Renewal Information and Fund management’s responses to the Independent Directors’ questions and requests for additional information in advance of and during the Contract Renewal Meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers pursuant to the Sub-Advisory Agreements.

Board Approval of Management Agreement and Sub-Advisory Agreements

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Directors received a memorandum discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Directors considered the Management Agreement and each Sub-Advisory Agreement separately during the course of their review. In doing so, they noted the respective roles of the Manager and the Sub-Advisers in providing services to the Fund.

In approving the continuation of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the continuation of the Management Agreement and the Sub-Advisory Agreements. Each Director may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreements.

After considering all relevant factors and information, the Board, exercising its reasonable business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreements were in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for an additional one-year period.

30	Western Asset Middle Market Income Fund Inc.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services provided by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board observed that the scope of services provided by the Manager and the Sub-Advisers, and of the undertakings required of the Manager and Sub-Advisers in connection with those services, including maintaining and monitoring their respective compliance programs as well as the Fund’s compliance programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Sub-Advisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks borne by the Manager, the Sub-Advisers and their respective affiliates on behalf of the Fund, including entrepreneurial, operational, reputational, litigation and regulatory risks, as well as the Manager’s and the Sub-Advisers’ risk management processes.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Manager’s senior personnel and the Sub-Advisers’ portfolio management teams primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Sub-Advisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London, Western Asset Singapore and Western Asset Japan. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, may have purchased their shares of the

Western Asset Middle Market Income Fund Inc.	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided (and expected to be provided) to the Fund, under the Management Agreement and the Sub-Advisory Agreements were satisfactory.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of comparable funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third-party provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge Performance Information generally useful, they recognized its limitations, including that the data may vary depending on the end date selected, and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that Board members had received and discussed with the Manager and the Sub-Advisers information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in view of overall financial market conditions.

The Broadridge Performance Information comparing the Fund’s performance to that of its Performance Universe, consisting of the Fund and all leveraged closed-end high yield funds classified by Broadridge, regardless of asset size, showed, among other data, that based on net asset value per share, the Fund’s performance was above the median for the 1-year period ended December 31, 2021, and was below the median for the 3- and 5-year periods ended December 31, 2021. The Board noted the explanations from the Manager and the Sub-Adviser regarding the Fund’s relative performance versus the Performance Universe for the various periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including an agreement at the Contract Renewal Meeting by the Manager to continue the current voluntary fee waiver of 0.10% through December 30, 2022 (the “Fee Waiver”) and other factors noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its stockholders. The Board also took into account that it is anticipated that the Fund will terminate on or before December 30, 2022.

32	Western Asset Middle Market Income Fund Inc.

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fee (the “Actual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable by the Manager to the Sub-Advisers under the Sub-Advisory Agreements in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Sub-Advisory Fee payable to Western Asset under its Sub-Advisory Agreement with the Manager is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s stockholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London, Western Asset Singapore and Western Asset Japan under their respective Sub-Advisory Agreements with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London, Western Asset Singapore and Western Asset Japan does not increase the fees or expenses otherwise incurred by the Fund’s stockholders.

In addition, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in an expense group (the “Expense Group”), as well as a broader group of funds, each selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. It was noted that while the Board found the Broadridge Expense Information generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group.

The Broadridge Expense Information showed that the Fund’s Contractual Management Fee was above the median. The Broadridge Expense Information also showed that the Fund’s Actual Management Fee was above the median compared on the basis of both common share assets and leveraged assets. The Broadridge Expense Information also showed that the Fund’s actual total expenses were below the median on the basis of common share assets and were above the median based on leveraged assets. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered the Manager’s agreement to continue the Fee Waiver for an additional year.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager and/or the Sub-Advisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers, and that the Fund is subject not only to

Western Asset Middle Market Income Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in view of the different services provided in managing these other types of clients and funds.

The Board considered the overall management fee, the fees of the Sub-Advisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in view of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers to the Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended September 30, 2021 and September 30, 2020. The Board also received profitability information with respect to the Franklin Templeton/Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager in the case of Western Asset and by Western Asset in the case of Western Asset London, Western Asset Singapore and Western Asset Japan, not the Fund, although the Board noted the affiliation of the Manager with the Sub-Advisers. The profitability of the Manager and its affiliates was considered by the Board to be reasonable in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund it has limited ability to increase its assets. The Board determined that the management fee structure was appropriate under the circumstances. For similar reasons as stated above with respect to the Sub-Advisers’ profitability and the costs of the Sub-Advisers’ provision of services, the Board did not consider the potential for

34	Western Asset Middle Market Income Fund Inc.

economies of scale in the Sub-Advisers’ management of the Fund to be a material factor in the Board’s consideration of the Sub-Advisory Agreements.

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to the Fund’s shareholders. In view of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Sub-Advisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates, including the Sub-Advisers, were reasonable.

Western Asset Middle Market Income Fund Inc.	35

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the net asset value determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting the Computershare Inc. (“the Plan Agent”). If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 43006, Providence, RI 02940-3078 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., P.O. Box 43006, Providence, RI 02940-3078 or by telephone at 1-888-888-0151.

36	Western Asset Middle Market Income Fund Inc.

Western Asset

Middle Market Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson*

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

*	Mr. Hutchinson served as a Director until his passing on October 28, 2022.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include the Western Asset Money Market Funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation; and

•	Online account access user IDs, passwords, security challenge question responses.

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds.

Revised October 2022

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2022

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Middle Market Income Fund Inc.

Western Asset Middle Market Income Fund Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Western Asset Middle Market Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

WASX107256 12/22 SR22-4542

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Middle Market Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 27, 2022